                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 23, 1996, which appears on page F-2 of the Prospectus constituting part of the Verilink Corporation Registration Statement on Form S-1.


PRICE WATERHOUSE LLP
San Jose, California
June 6, 1996


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